SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, DC  20549


                         FORM 8-K

                      CURRENT REPORT

           Pursuant to Section 13 of 15(d) of
          the Securities Exchange Act of 1934

Date of Report:  July 16, 1997
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(Date of earliest event reported)


Tri-County Bancorp, Inc.
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(Exact name or Registrant as specified in its Charter)


WYOMING                             0-22220      83-0304855
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(State or Other Jurisdiction of   (SEC File No.) (IRS Employer
Incorporation or Organization)                Identification No.)


2201 MAIN STREET, TORRINGTON, WY                       82240
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number and area code:  (307)532-2111
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                                   N/A
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(Former Name, Former Address and Former Fiscal Year, if Changed
Since Last Report)

                TRI-COUNTY BANCORP, INC.

          Information to be included in report


ITEM 5.   Other Events
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The Registrant announced the successful completion of its stock repurchase program on July 15, 1997.  The Corporation repurchased
25,000 or 4% of its outstanding common stock over a three-week period in a single open market transaction.

For further details, reference is made to the Press Release dated July 15, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 7.   Financial Statement and Exhibits
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Exhibit 99 - Press Release Dated July 15, 1997


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        TRI-COUNTY BANCORP, INC. AND SUBSIDIARIES

Date:  July 16, 1997    	\s\Robert L. Savage
                              President and Chief Executive Officer


Date:  June 16, 1997   		\s\Tommy A. Gardner
                              Vice President and Controller